UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 15, 2011

FULLCIRCLE REGISTRY, INC.

 (Exact name of registrant as specified in its charter)

Nevada	333-51918	87-0653761
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

161 Alpine Drive, Shelbyville, Kentucky	40065
(Address of principal executive offices)	(Zip Code)

 (Registrant's telephone number, including area code) (502) 410-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This amendment relates to the filing of the required financial statements under Item 9.01 of Form 8-K in connection with a significant acquisition related to Indiana operations of CIA Theatres, LLC, reported under Item 2.01 on Form 8-K, for the event occurring on December 28, 2010, and filed on January 3, 2011.

ITEM 9.01.    Financial Statements and Exhibits.

(a)

Financial statements of businesses acquired.

The following financial statements of The Indiana Operations of CIA Theatres, LLC for the nine months ended September 30, 2010 and year ended December 31, 2009, are included as exhibits hereto:

Report of Independent Auditor

Balance Sheets

Statements of Operations

Statements of Changes in Members’ Equity(Deficit)

Statements of Cash Flows

Notes to Financial Statements

(b)

Pro forma financial information .

The following unaudited proforma consolidated financial statements for the period ended September 30, 2010 and year ended December 31, 2009, are included as exhibits hereto:

Unaudited Pro forma Consolidated Balance Sheets

Unaudited Pro forma Consolidated Statements of Operations

Notes to Unaudited Pro Forma Consolidated Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2011

By: /s/ Norman L. Frohreich

       Chief Financial Officer

Independent Auditors’ Report

To the Members of

The Indiana Operations of CIA Theaters, LLC

Indianapolis, IN

We have audited the accompanying balance sheets of the Indiana operations of CIA Theaters, LLC as of September 30, 2010 and December 31, 2009, and the related statements of operations, members’ equity (deficit), and cash flows for the nine months and year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Indiana operations of CIA Theaters, LLC as of September 30, 2010 and December 31, 2009, and the results of its operations and cash flows for the nine months and year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Rodefer Moss & Co, PLLC

New Albany, Indiana

March 14, 2011

THE INDIANA OPERATIONS OF CIA THEATERS, LLC
Balance Sheets
September 30, 2010 and December 31, 2009

	September 30,	December 31,
	2010	2009
ASSETS
Current Assets
Cash and cash equivalents	$58,684	$81,634
Inventories	3,200	3,419
Note receivable, related party	-	27,794
Prepaid expenses	4,979	1,057

Total current assets	66,863	113,904

Property and Equipment
Land	568,679	568,679
Building	3,612,264	3,612,264
Improvements	81,882	81,882
Equipment	943,451	943,451

	5,206,276	5,206,276

Less accumulated depreciation	(456,801)	(314,219)

Property and equipment, net	4,749,475	4,892,057

Other Assets
Loan origination fees, net	11,970	12,367

Total other assets	11,970	12,367

Total assets	$4,828,308	$5,018,328

See notes to financial statements.

	September 30,	December 31,
	2010	2009
LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current Liabilities
Accounts payable	$37,114	$64,378
Accrued property taxes	162,594	146,611
Other accrued expenses	68,167	70,429
Note payable, due within one year	112,000	104,000

Total current liabilities	379,875	385,418

Note payable, due after one year	4,962,318	5,046,566

Total liabilities	5,342,193	5,431,984

Members’ Equity (Deficit)	(513,885)	(413,656)

Total liabilities and members’ equity (deficit)	$4,828,308	$5,018,328

See notes to financial statements.

THE INDIANA OPERATIONS OF CIA THEATERS, LLC
Statements of Operations
Nine Months Ended September 30, 2010 and Year Ended December 31, 2009

	September 30,	December 31,
	2010	2009

Revenues
Admissions	$682,133	$697,671
Concessions and other	259,092	364,288
Rent income	102,555	129,315

Total revenues	1,043,780	1,191,274

Operating Expenses
Other theatre operating costs	468,924	530,439
Film exhibition costs	370,234	373,970
Depreciation and amortization	142,980	190,406
Concession costs	54,471	79,128
Management fee expense	15,400	69,457

Total operating expenses	1,052,009	1,243,400

Income (loss) from operations	(8,229)	(52,126)

Other Income (Expense)
Interest expense	(234,294)	(315,965)

Total other income (expense)	(234,294)	(315,965)

Net income (loss)	$(242,523)	$(368,091)

See notes to financial statements.

THE INDIANA OPERATIONS OF CIA THEATERS, LLC
Statements of Changes in Members’ Equity (Deficit)
Nine Months Ended September 30, 2010 and Year Ended December 31, 2009

Balances at December 31, 2008	$(284,565)

Net income (loss)	(368,091)

Capital contributions	239,000

Balances at December 31, 2009	(413,656)

Net income (loss)	(242,523)

Capital contributions	142,294

Balances at September 30, 2010	$(513,885)

See notes to financial statements.

THE INDIANA OPERATIONS OF CIA THEATERS, LLC
Statements of Cash Flows
Nine Months Ended September 30, 2010 and Year Ended December 31, 2009

	September 30,	December 31,
	2010	2009

Cash Flows From Operating Activities

Net Loss	$(242,523)	$(368,091)
Adjustments to reconcile net loss to net cash used by
operating activities:
Depreciation and amortization	142,980	190,406
Changes in assets and liabilities:
Inventories	219	-
Prepaid expenses	(3,922)	(1,057)
Accounts payable	(27,265)	(41,323)
Accrued property taxes	15,983	50,420
Other accrued expenses	(2,262)	(8,119)

Net cash flows from operating activities	(116,790)	(177,764)

Cash Flows From Investing Activities

Fixed assets purchased	-	(4,700)

Net cash flows from investing activities	-	(4,700)

Cash Flows From Financing Activities

Capital contributions	142,294	239,000
Note receivable, related party	27,794	26,195
Principal payments on note payable	(76,248)	(96,667)

Net cash flows from financing activities	93,840	168,528

Net change in cash and cash equivalents	(22,950)	(13,936)

Cash and cash equivalents at the beginning of the year	81,634	95,570

Cash and cash equivalents at the end of the year	$58,684	$81,634

Supplemental Disclosures
Cash interest paid	$234,451	$316,654

See notes to financial statements.

THE INDIANA OPERATIONS OF CIA THEATERS, LLC

Notes to Financial Statements

Nine Months Ended September 30, 2010 and Year Ended December 31, 2009

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Company Activities - The Indiana operations of CIA Theaters, LLC (CIA Indiana) operates a 14 theatre cinema located in Indianapolis, Indiana. CIA Indiana operates motion picture theatres which generate revenues principally through admissions and concessions sales. CIA Indiana owns the land and the building in which the theatre operates. Also included in the building is a Save-A-Lot grocery store from which CIA Indiana receives rent income.

Management’s Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements and accompanying notes. Actual results could differ from those estimates.

Cash and Cash Equivalents - Cash is maintained in interest-bearing checking and sweep accounts which, at times may exceed the $250,000 coverage provided by the Federal Deposit Insurance Corporation (FDIC). CIA Indiana has not experienced any losses on such accounts and management believes CIA Indiana is not exposed to any significant risk on bank deposits.

For purposes of the statements of cash flows, CIA Indiana considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents.

Revenue Recognition - Admissions and concessions revenue is recognized at the point of sale for tickets and concessions. Sales taxes collected from customers are included in revenue and are recorded in accrued expenses in the accompanying balance sheets.

Film Exhibition Costs - Film exhibition costs vary according to box office admissions and are accrued based on CIA Indiana’s terms and agreements with movie distributors. The agreements usually provide for a decreasing percentage of box office admissions to be paid to the movie studio over the first few weeks of the movie’s run, subject to a floor for later weeks.

Inventories - Inventories consist primarily of concessions and theatre supplies and are stated at the lower of cost (first-in, first-out method) or market.

Fixed Assets - Fixed assets are carried at cost and are depreciated and amortized on the straight-line method over their estimated useful lives as follows:

Building	40 years
Leasehold improvements	10 - 15 years
Equipment	5 - 10 years

Depreciation and amortization expense for the nine months ended September 30, 2010 and the year ended   December 31, 2009 was $142,980 and $190,406, respectively. Maintenance and repairs are charged to expense as incurred.

Income Taxes - CIA Indiana does not incur income taxes; instead, its earnings are included in the members’ personal income tax returns and taxed depending on their personal tax situations. The financial statements, therefore, do not include a provision for income taxes.

Advertising - Advertising costs are expensed as incurred. Advertising expenses totaled $122 and $27,765 for the nine months ended September 30, 2010 and the year ended December 31, 2009, respectively.

THE INDIANA OPERATIONS OF CIA THEATERS, LLC

Notes to Financial Statements

Nine Months Ended September 30, 2010 and Year Ended December 31, 2009

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (Continued)

Recent Accounting Pronouncements - In June 2009, the FASB issued SFAS No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles. SFAS No. 168 has become the single source of authoritative nongovernmental U.S. generally accepted accounting principles (GAAP), superseding existing FASB, American Institute of Certified Public Accountants, Emerging Issues Task Force, and related accounting literature. SFAS No. 168 reorganizes the thousands of GAAP pronouncements into roughly 90 accounting topics and displays them using a consistent structure. Also included is relevant Commission guidance organized using the same topical structure in separate sections. SFAS No. 168 was effective for financial statements issued for reporting periods that end after September 15, 2009. CIA Indiana adopted the provisions of this guidance as of October 1, 2009. The adoption did not have an impact on CIA Indiana’s financial position, cash flows or results of operations.

Subsequent Events - On December 31, 2010, the Indiana operations of CIA Theaters, LLC was purchased by FullCircle Entertainment, Inc., a wholly owned subsidiary of FullCircle Registry, Inc.

NOTE 2 - NOTE PAYABLE

CIA Indiana has a note payable, secured by substantially all of its assets, to First Federal Savings Bank that matures in May 2013. Interest is charged at 6%. The principal balance for the nine months ended September 30, 2010 and the year ended December 31, 2009 was $5,074,318 and $5,150,566, respectively.

Scheduled principal maturities of long-term debt are as follows:

Year Ending December 31,
2011	$113,000
2012	120,000
2013	4,813,115

The obligation is also guaranteed by CIA Indiana’s members.

NOTE 3 - LEASE AGREEMENTS

As lessee, CIA Indiana rents some of its equipment under a month-to-month operating lease from an entity of which one of the members is an owner. Rent expense under the lease was $11,234 for the nine months ended  September 30, 2010.

As lessor, CIA Indiana leases a portion of the real estate to Save-A-Lot grocery store. The rent income was $102,555 and $129,315 for the nine months ended September 30, 2010 and the year ended December 31, 2009, respectively.

Schedule of rent income obligations of Save-A-Lot to CIA Indiana are as follows:

Year Ending December 31,
2011	$136,740
2012	136,740
2013	136,740
2014	79,765

THE INDIANA OPERATIONS OF CIA THEATERS, LLC

Notes to Financial Statements

Nine Months Ended September 30, 2010 and Year Ended December 31, 2009

NOTE 4 - RELATED PARTY TRANSACTIONS

There was a note receivable from one of the members of CIA Indiana in the amount of $27,794 for the year ended December 31, 2009 which was repaid during 2010.

CIA Indiana sources its labor force from an entity of which one of the members is an owner. Outside payroll services to this entity totaled $172,207 and $231,141 for the nine months ended September 30, 2010 and the year ended December 31, 2009, respectively.

CIA Indiana also paid management fees of $15,400 and $69,457 for the nine months ended September 30, 2010 and the year ended December 31, 2009, respectively, to two separate entities owned by members.

UNAUDITED PROFORMA CONSOLIDATED BALANCE SHEETS
September 30, 2010
	FullCircle Registry, Inc.	CIA Theatres, LLC	Proforma Adjustments	Notes	Proforma as adjusted
ASSETS
Current assets
Cash and equivalents	$8,116	$58,684	$(58,684)	a	$8,116
Inventories	-	3,200	(3,200)	a	-
Notes receivable	10,000	-	-	a	10,000
Prepaid expenses	-	4,979	(4,979)	a	-
	18,116	66,863	(66,863)		18,116

Property and equipment, net	-	4,749,475	750,525	b	5,500,000

Other assets
Customer database and software, net	236,612	-			236,612
Loan origination fees, net	-	11,970	(11,970)	a	-
	236,612	11,970	(11,970)		236,612
	$254,728	$4,828,308	$671,692		$5,754,728
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities
Accounts payable	$44,628	37,114	$(37,114)	a	$44,628
Accrued interest	106,240	-			106,240
Accrued expenses	1,206	230,761	(230,761)	a	1,206
Notes payable	65,000	112,000			177,000
Notes payable-related parties	102,964	-			102,964
	320,038	379,875	(267,875)		432,038
Long-term liabilities
Notes payable-related parties	-	4,962,318	(26,477)	c	4,935,841

Stockholders' equity (deficit)
Preferred stock	310	-			310
Common stock	91,105	-	4,522	d	95,627
Additional paid in capital	7,628,038	-	447,637	d	8,075,675
Retained earning/accumulated deficit	(7,784,763)	-			(7,784,763)
Member's equity (deficit)	-	(513,885)	513,885	e	-
	(65,310)	(513,885)	966,044		386,849
	$254,728	$4,828,308	$671,692		$5,754,728

See accompanying notes to the unaudited proforma consolidated financial statements.

UNAUDITED PROFORMA CONSOLIDATED BALANCE SHEETS
December 31, 2009
	FullCircle Registry, Inc.	CIA Theatres, LLC	Proforma Adjustments	Notes	Proforma as adjusted
ASSETS
Current assets
Cash and equivalents	$2,091	$81,634	$(81,634)	a	$2,091
Inventories	-	3,419	(3,419)	a	-
Notes receivable, related parties	-	27,794	(27,794)	a	-
Prepaid expenses	-	1,057	(1,057)	a	-
	2,091	113,904	(113,904)		2,091

Property and equipment, net	-	4,892,057	607,943	b	5,500,000

Other assets
Customer database and software, net	301,142	-			301,142
Loan origination fees, net	-	12,367	(12,367)	a	-
	301,142	12,367	(12,367)		301,142

	$303,233	$5,018,328	$481,672		$5,803,233
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities
Accounts payable	$62,067	$64,378	$(64,378)	a	$62,067
Accrued interest	85,675	-			85,675
Accrued expenses	2,292	217,040	(217,040)	a	2,292
Notes payable	65,000	104,000			169,000
Notes payable-related parties	403,564	-			403,564
	618,598	385,418	(281,418)		722,598

Long-term liabilities
Notes payable-related parties	-	5,046,566	(102,725)	c	4,943,841

Stockholders' equity (deficit)
Preferred stock	10	-			10
Common stock	84,996	-	4,522	d	89,518
Additional paid in capital	7,165,569	-	447,637	d	7,613,206
Retained earning/accumulated deficit	(7,565,940)	-			(7,565,940)
Member's equity (deficit)	-	(413,656)	413,656	e	-
	(315,365)	(413,656)	865,815		136,794

	$303,233	$5,018,328	$481,672		$5,803,233

See accompanying notes to the unaudited proforma consolidated financial statements.

UNAUDITED PROFORMA CONSOLIDATED STATEMENTS OF INCOME
Period ended September 30, 2010
	FullCircle Registry, Inc.	CIA Theatres, LLC	Proforma Adjustments	Notes	Proforma as adjusted

Revenues	$928	$1,043,780			$1,044,708

Costs of sales	160	1,036,609	20,000	f	1,056,769

Gross profit (loss)	768	7,171	(20,000)		(12,061)

Operating expenses:
Selling, general & administrative	199,744	15,400			215,144
Gain on settlement of debt	-	-			-
Total operating expenses	199,744	15,400	-		215,144

Operating loss	(198,976)	(8,229)	(20,000)		(227,205)

Miscellaneous income	718	-			718
Interest expense	(20,565)	(234,294)			(254,859)

Net loss before income taxes	(218,823)	(242,523)	(20,000)		(481,346)

Income taxes	-	-	-		-

Net loss	$(218,823)	$(242,523)	$(20,000)		$(481,346)

Net basic and fully diluted loss per share	$(0.00)				$(0.01)

Weighted average shares outstanding	86,936,520		4,521,588		91,458,108

See accompanying notes to the unaudited proforma consolidated financial statements.

UNAUDITED PROFORMA CONSOLIDATED STATEMENTS OF INCOME
Year ended December 31, 2009
	FullCircle Registry, Inc.	CIA Theatres, LLC	Proforma Adjustments	Notes	Proforma as adjusted

Revenues	$9,524	$1,191,274			$1,200,798

Costs of sales	351	1,173,943	25,000	f	1,199,294

Gross profit (loss)	9,173	17,331	(25,000)		1,504

Operating expenses:
Selling, general & administrative	216,027	69,457			285,484
Gain on settlement of debt	(57,206)	-			(57,206)
Total operating expenses	158,821	69,457	-		228,278

Operating loss	(149,648)	(52,126)	(25,000)		(226,774)

Interest expense	(39,219)	(315,965)			(355,184)

Net loss before income taxes	(188,867)	(368,091)	(25,000)		(581,958)

Income taxes	-	-	-		-

Net loss	$(188,867)	$(368,091)	$(25,000)		$(581,958)

Net basic and fully diluted loss per share	$(0.00)				$(0.01)

Weighted average shares outstanding	78,105,765		4,521,588		82,627,353

See accompanying notes to the unaudited proforma consolidated financial statements

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The unaudited pro forma consolidated statements of income for the period ended September 30, 2010 and year ended December 31, 2009 give effect to FullCircle Registry, Inc.'s wholly-owned subsidiary (the Company) acquisition of certain assets of the Indiana Operations of CIA Theatres, LLC. (CIA Indiana) as if the acquisition of certain assets had been completed on January 1, 2010 and January 1, 2009, respectively.

The unaudited pro forma consolidated balance sheet as of September 30, 2010 and December 31, 2009, gives effect to the acquisition as if the transaction had occurred on September 30, 2010 and December 31, 2009, respectively.

The unaudited pro forma consolidated financial information should be read in conjunction with the Company's historical consolidated financial statements and accompanying notes included in the Company's periodic reports previously filed with the Securities and Exchange Commission, along with the historical financial statements included elsewhere in this Form 8-K/A. The unaudited pro forma consolidated financial information may not necessarily reflect the financial position or results of operations which would have been obtained if these transactions had been consummated on the dates indicated in the unaudited pro forma consolidated financial information.

The unaudited pro forma consolidated financial data are based on preliminary estimates and assumptions set forth in the notes to such information that we believe are reasonable. Pro forma adjustments are necessary to reflect the estimated purchase price and changes in our capital structure and to adjust amounts related to CIA Indiana’s assets and liabilities to a preliminary estimate of their fair values. Pro forma adjustments are also necessary to reflect the income tax effects related to the pro forma adjustments.

The pro forma adjustments and allocation of purchase price are preliminary and are based on management's estimates of the fair value of the assets acquired. The final purchase price allocation will be completed after asset valuations are finalized. This final valuation will be based on the actual assets of CIA Indiana that exist as of the date of the completion of the transaction. Any final adjustments may change the allocation of purchase price which could affect the fair value assigned to the assets and liabilities and could result in a change to the unaudited pro forma consolidated financial data. In addition, the impact of integration activities could cause material differences in the information presented.

The unaudited pro forma financial information is presented for informational purposes only and is based on certain assumptions that we believe are reasonable and does not purport to represent our financial condition or our results of operations had the business combination occurred on or as of the dates noted above nor is the financial information necessarily indicative of future consolidated financial position or results of operations.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED

FINANCIAL INFORMATION

NOTE 1 - BASIS OF PRESENTATION

The accompanying unaudited pro forma consolidated financial information is presented on a basis consistent with the Company's historical consolidated financial statements. The Company acquired certain assets of CIA Indiana which represents substantially all of the assets related to the Indiana operations of CIA Theatres.  Assets and liabilities of CIA Indiana not acquired by the Company have been eliminated in pro-forma adjustments as further described below.

NOTE 2 - PURCHASE PRICE

Purchase Price Summary

For purposes of the pro forma financial information, the following table presents the components of the purchase price consideration.

Common stock	$452,159
Notes payable assumed	5,047,841
$5,500,000

Purchase Price Allocation

The following represents the preliminary allocation of the purchase price to the acquired assets of CIA Indiana and is for illustrative purposes only.  The allocation is preliminary and is based on CIA Indiana’s assets as of the respective balance sheet date.

Land	$660,000
Facilities and equipment	4,840,000
Property and equipment	$5,500,000

NOTE 3 - PRO FORMA ADJUSTMENTS

The following pro forma adjustments are reflected in the accompanying unaudited pro forma consolidated financial information:

a)

To remove assets and liabilities of CIA Indiana not acquired or assumed by the Company.

b)

To adjust the value of property and equipment of CIA Indiana acquired by the Company.

c)

To adjust value of borrowings assumed by the Company in the acquisition.

d)

To record the common stock granted by the Company as consideration in the acquisition

e)

To eliminate the members’ equity section of the sellers' balance sheet.

f)

Reflects adjustment to historical depreciation for estimated depreciation on facilities and equipment acquired.

NOTE 4 - ADDITIONAL INFORMATION

The pro forma adjustments reflected in the accompanying unaudited pro forma financial information and outlined in Note 3 reflect only those required by and permissible under the rules and regulations of the U.S. Securities and Exchange Commission.